UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

Codexis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 421-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CDXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2023 Employee Stock Purchase Plan

As further described in Item 5.07 of this Current Report on Form 8-K, Codexis, Inc. (the “Company”) held a virtual Annual Meeting of Stockholders (the “Annual Meeting”) on June 13, 2023, at which the Company’s stockholders approved the Company’s 2023 Employee Stock Purchase Plan (the “ESPP”). The ESPP is designed to allow eligible employees of the Company to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) with their accumulated payroll deductions. The ESPP is divided into two components: the “Section 423 Component” and the “Non-Section 423 Component”. The Section 423 Component is intended to qualify under Section 423 of the Internal Revenue Code, as amended (the “Code”). The Non-Section 423 Component is not intended to qualify under Section 423 of the Code and will be used to grant stock options to certain non-U.S. employees, eligible consultants and certain U.S. employees who are employed by certain of the Company’s subsidiaries that do not participate in the Section 423 Component. The purpose of the ESPP is to assist such employees (and certain eligible consultants who may participate in the Non-Section 423 Component only) in acquiring a stock ownership interest in the Company, to help such service providers provide for their future security and to encourage such service providers to remain in the service of the Company. The ESPP was adopted by the Board on April 11, 2023 and became effective upon stockholder approval at the Annual Meeting.

The terms and conditions of the ESPP are further described under “Proposal 6 – Approval of the Codexis, Inc. 2023 Employee Stock Purchase Plan,” included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy”). This description is incorporated by reference into Item 5.02 of this Current Report on Form 8-K.

The above and the incorporated descriptions of the ESPP are qualified in their entirety by reference to the ESPP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to 2019 Incentive Award Plan

In addition, at the Annual Meeting, the Company’s stockholders approved an amendment (the “2019 Plan Amendment”) to the Company’s 2019 Incentive Award Plan (the “2019 Plan”). The 2019 Plan Amendment was adopted by the Board of Directors (the “Board”) on April 11, 2023 and became effective upon stockholder approval at the Annual Meeting.

The 2019 Plan Amendment amends the 2019 Plan and makes the following changes to the 2019 Plan (as amended, the “Amended Plan”):

(i)

Increases the number of shares of Common Stock available by 8,000,000 shares, such that an aggregate of 15,897,144 shares of the Common Stock are reserved for issuance under the Amended Plan plus that number of shares of Common Stock that are subject to equity awards granted under the Prior Plan (as defined in the Amended Plan) which are outstanding as of April 22, 2019 and thereafter terminate, expire, lapse or are forfeited for any reason and which following the termination, expiration, lapse or forfeiture of such awards do not again become available for issuance under the Prior Plan; and

(ii)

Increases the number of shares of Common Stock that may be granted as incentive stock options under the Amended Plan such that an aggregate of 22,000,000 shares of the Common Stock may be granted as incentive stock options under the Amended Plan.

The terms and conditions of the Amended Plan are described in the section entitled “Proposal 7 – Approval of an Amendment to Our 2019 Incentive Award Plan” in the Proxy. This description is incorporated by reference into Item 5.02 of this Current Report on Form 8-K.

The above and the incorporated descriptions of the Amended Plan are qualified in their entirety by reference to the 2019 Plan Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Ninth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 shares to 200,000,000 shares. The increase in the authorized number of shares of the Common Stock was effected pursuant to a Certificate of Amendment of the Ninth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 14, 2023 and was effective as of such date.

The above description is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on seven proposals, each of which is described in more detail in the Proxy. Only stockholders of record as of the close of business on April 20, 2023, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 66,767,717 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The results of the matters voted on by the Company’s stockholders are set forth immediately below.

Proposal No. 1

To elect three Class I Directors to the Board to hold office for three-year terms expiring at the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal:

	Number of Votes
Name of Nominee	For	Withheld	Broker Non-Votes
Stephen Dilly, M.B.B.S., Ph.D.	47,490,019	865,006	6,578,228
Alison Moore, Ph.D.	47,448,608	906,417	6,578,228
Rahul Singhvi, Sc.D.	47,811,875	543,150	6,578,228

Proposal No. 2

To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Number of Votes
For	Against	Abstain
54,734,185	178,890	20,178

Proposal No. 3

To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy:

Number of Votes
For	Against	Abstain	Broker Non-Votes
40,824,489	7,404,355	126,181	6,578,228

Proposal No. 4

To determine, on a non-binding, advisory basis, the frequency of future advisory votes on compensation for the Company’s named executive officers:

Number of Votes For
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
47,842,838	43,813	399,143	69,231	6,578,228

In light of the outcome of the stockholder vote and the recommendation of the Board, the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers on an annual basis. This policy will remain in effect until the next required stockholder vote on the frequency of advisory votes on the compensation of named executive officers, which is required to occur no later than the Company’s Annual Meeting of Stockholders in 2029.

Proposal No. 5

To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000 shares:

Number of Votes
For	Against	Abstain
49,775,452	4,893,826	263,975

Proposal No. 6

To approve the Codexis, Inc. 2023 Employee Stock Purchase Plan:

Number of Votes
For	Against	Abstain	Broker Non-Votes
47,626,808	702,128	26,089	6,578,228

Proposal No. 7

To approve an amendment to the Codexis, Inc. 2019 Incentive Award Plan:

Number of Votes
For	Against	Abstain	Broker Non-Votes
27,460,337	20,804,728	89,960	6,578,228

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Ninth Amended and Restated Certificate of Incorporation of Codexis, Inc.

10.1	Codexis, Inc. 2023 Employee Stock Purchase Plan.

10.2	Amendment to the Codexis, Inc. 2019 Incentive Award Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2023

CODEXIS, INC.

By:	/s/ Sriram Ryali
Name:	Sriram Ryali
Title:	Chief Financial Officer